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                       FORM 8-K


          SECURITIES AND EXCHANGE COMMISSION

                WASHINGTON, D.C.  20549

                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


           Date of Report:  August 31, 1995
           (Date of earliest event reported)


            NATIONAL CITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)



    INDIANA             0-13585               35-1632155
(State or other       (Commission           (IRS Employer
jurisdiction of       File Number)       Identification No.)
incorporation)


227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
       (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9800


Former name or former address, if changed since last report:  N/A


Date of Report:  September 5, 1995


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Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following events:


    ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 31, 1995, Registrant completed its acquisition of United Financial Bancorp, Inc. (UFNB), parent corporation of United Federal Savings Bank located in Vincennes, Indiana. UFNB is a $110 million thrift holding company and operates banking offices in Vincennes and Princeton, Indiana. United Federal
Savings Bank also owns a financial services subsidiary, UniFed, Inc. At consummation of the merger, UFNB was merged with and into Registrant. United Federal
Savings Bank will be operated as a wholly-owned subsidiary of Registrant. UniFed, Inc. will be operated as a wholly-owned subsidiary of Pike County
Bank, which is a wholly-owned subsidiary of Registrant.
Shareholders of UFNB received shares of Registrant valued at $20,753,004.

     Prior to the mergers there were no material relationships between Registrant and UFNB, including any director, officer, or affiliate relationships between Registrant and UFNB.

     Registrant did not borrow funds in connection with the acquisitions.

                 FINANCIAL INFORMATION

     The financial information required to be reported herein is incorporated by reference from Registrant's
Registration Statement on Form S-4, File No. 33-59959, which was declared effective on June 30, 1995.


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  September 5, 1995           /s/ HAROLD A. MANN
                                   Harold A. Mann
                                   Secretary and Treasurer

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